Non-Controlling Interest	12 Months Ended
Dec. 31, 2011
Non-Controlling Interest [Abstract]
Non-Controlling Interest

13. Non-controlling Interest

The $1.2 million received by Ingenex, Inc., a consolidated subsidiary, upon the issuance of its Series B convertible preferred stock was classified as non-controlling interest in the consolidated balance sheet prior to December 31, 2010. As a result of the Series B preferred stockholders' liquidation preference, the balance was not reduced by any portion of the losses of Ingenex, Inc.

In December 2010, Ingenex, Inc. was dissolved, under the laws of Delaware. Upon dissolution, no amounts were distributed to the Series B convertible preferred stockholders. The dissolution was accounted for as an equity transaction, and the preferred stock carrying value, classified as a non-controlling interest, was reclassified to additional paid-in capital in the accompanying consolidated balance sheet at December 31, 2010.